                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.45956%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $376,531,676.04

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     456                         $185,413,430.36
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $176,419.98
Unscheduled Principal Collection/Reversals                            $60,889.08
Liquidations-in-full                                      79      $33,865,133.11
Net principal Distributed                                         $34,102,442.17    ($34,102,442.17)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        377                         $151,310,988.19

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,069,882.42

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $70,572.14

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $35,101,752.45

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.45956%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $34,102,442.17       $999,310.28             $0.00       $999,310.28             $0.00    $35,101,752.45

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,781,118.71         0              $0.00         2        $628,943.68

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $282,224.67         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,821,910.94
                CB2                $5,183,218.58
                CB3                $3,455,476.75
                CB4                $1,727,739.86
                CB5                $1,727,738.87
                CB6                $1,727,740.65
                              __________________
                Total             $27,643,825.65
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2002-ms1               POOL NUMBER:  Group 1 = 1818

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $151,310,988.19**        $3,127,837.72***        $2,781,118.71***
Number:                          820                      7                       6
% of Pool:                    100.00%                  2.07%                   1.84%
(Dollars)
% of Pool:                    100.00%                  0.85%                   0.73%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $346,719.01***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.23%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.12%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.17276719.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.22588%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $300,006,640.45

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     363                         $157,138,886.80
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $156,271.38
Unscheduled Principal Collection/Reversals                            $58,031.83
Liquidations-in-full                                      41      $17,889,406.24
Net principal Distributed                                         $18,103,709.45    ($18,103,709.45)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        322                         $139,035,177.35

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $888,883.63

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $71,232.01

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $18,921,361.07

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.22588%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $18,103,709.45       $817,651.62             $0.00       $817,651.62             $0.00    $18,921,361.07

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,821,910.94
                CB2                $5,183,218.58
                CB3                $3,455,476.75
                CB4                $1,727,739.86
                CB5                $1,727,738.87
                CB6                $1,727,740.65
                              __________________
                Total             $27,643,825.65
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2002-ms1               POOL NUMBER:  Group 2 = 1819

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $139,035,177.35**                $0.00***                $0.00***
Number:                          637                      0                       0
% of Pool:                    100.00%                  0.00%                   0.00%
(Dollars)
% of Pool:                    100.00%                  0.00%                   0.00%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.15875064.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.26191%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $199,270,283.49

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     252                         $109,167,698.41
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $113,593.86
Unscheduled Principal Collection/Reversals                            $31,399.33
Liquidations-in-full                                      33      $14,377,452.56
Net principal Distributed                                         $14,522,445.75    ($14,522,445.75)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        219                          $94,645,252.66

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $611,233.35

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $41,745.49

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $15,091,933.61

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.26191%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $14,522,445.75       $569,487.86             $0.00       $569,487.86             $0.00    $15,091,933.61

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,153,300.51         0              $0.00         1        $276,053.92

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 04/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,821,910.94
                CB2                $5,183,218.58
                CB3                $3,455,476.75
                CB4                $1,727,739.86
                CB5                $1,727,738.87
                CB6                $1,727,740.65
                              __________________
                Total             $27,643,825.65
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2002-ms1               POOL NUMBER:  Group 3 = 1820

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $94,645,252.66**        $1,429,354.43***        $1,153,300.51***
Number:                          428                      4                       3
% of Pool:                    100.00%                  1.51%                   1.22%
(Dollars)
% of Pool:                    100.00%                  0.93%                   0.70%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $276,053.92***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.29%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.23%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.10806614.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.